 Exhibit 99.1

Rockley Photonics Reports Second Quarter of Fiscal 2022 Financial Results

Signs Supply Agreement and Receives First Commercial Purchase Order from Top-Tier Medtech Company for Bioptx™ Baseline Band, Targets Fourth Quarter to Begin Shipping

Signs First Contract Research Organization Partnership to Develop and Evaluate Rockley’s Bioptx™ Biomarker Sensing Platform for Use in Clinical Trials

Bolsters Board of Directors and Establishes Scientific Advisory Board

OXFORD, England and PASADENA, Calif. – August 11, 2022 – Rockley Photonics Holdings Limited (NYSE: RKLY), a global leader in photonics-based health monitoring and communications solutions, today announced its financial results for the second quarter ended June 30, 2022.

“I am proud of the progress we made in the second quarter. As we ramp towards commercial production, we have reached many of the milestones that we’ve been working towards and expect to reach many more in the coming months,” said Dr. Andrew Rickman, chairman and chief executive officer of Rockley. “I’m pleased with the progress that the team has made over the last year with our products and our customers. In August alone, we signed a supply agreement and received our first commercial purchase order, we also received the first production devices from our manufacturing partner, and we expanded our medtech market opportunity by adding contract research organizations as an additional market for our solutions. These announcements showcase many significant achievements for Rockley. I am looking forward to what is ahead of us as I believe that we are close to achieving our goal of having our biosensing solutions available to our customers in volume.”

“There are many value creation opportunities ahead for Rockley and I am committed to driving the financial strategy that supports them,” said Chad Becker, interim chief financial officer of Rockley. “In my first few weeks as interim CFO, I have focused on ensuring more efficient use of cash and adjusting our operating model as we advance toward the commercialization of our technology in consumer wearables and medtech products. We are committed to reducing our operating costs and conserving cash and have built a framework to support that while enabling a rapid move to commercial production.”

Business Highlights:

•Signed Supply Agreement and Received First Commercial Purchase Order – Following the delivery of the initial production devices of its Bioptx Baseline Band, the Company received its first commercial purchase order from a top 10, global medtech company. Rockley expects to ship the bands to the customer in the fourth quarter 2022, with volume production ramping in 2023.

•Signed Partnership with Contract Research Organization (CRO), Opening a New Market for Bioptx™ – A top 10 CRO which provides full-service clinical development services to biopharmaceutical customers signed a partnership agreement with Rockley to develop and evaluate its

Bioptx biosensing wristband, cloud services, and other elements of its biomarker sensing platform, potentially integrating the health monitoring solutions into the CRO’s clinical research studies.

•Named Renowned Healthcare Leader Richard Kuntz, M.D., M.Sc. to Board of Directors – World-class industry, clinical and research leader Dr. Kuntz joins Rockley’s board of directors, bringing a broad background in multiple areas of healthcare innovation. He served as Medtronic’s global chief medical and scientific officer and led its leading neuromodulation business. He founded and served as chief scientific officer of the Harvard Clinical Research Institute. He served as an interventional cardiologist at the Brigham and Women’s Hospital and on the faculty of Harvard Medical School.

•Established Scientific Advisory Board (SAB) of Prominent Scientists and Medical Experts – Rockley has assembled experts in therapies for diseases in the areas of diabetes and cardiology, as well as human hydration and fundamental spectroscopy to further the Company’s ongoing efforts to revolutionize wearable biosensing technology. The SAB members will advise Rockley on its unique biosensing platform and provide input and guidance for Rockley’s efforts to realize the full potential of its biosensing platform for the consumer and medtech markets. The newly formed SAB will support Rockley’s mission of empowering people to make better-informed decisions about their health and well-being.

•Joined Russell 3000® Index – The Company announced that it joined the broad-market Russell 3000® Index at the conclusion of the 2022 Russell indexes annual reconstitution, effective June 27, 2022. The inclusion in the index is expected to enhance the Company’s visibility within the broader market and raise its profile in the wearables market.

•Entered Evaluation Phase of VitalSpex™ Pro Technology by Leading Consumer Wearables Customer – During the quarter, the Company announced that one of its tier-1 consumer wearables customers has begun an evaluation program using Rockley’s photonics-based sensing technology. The tier-1 customer adds to Rockley’s growing list of global consumer electronics manufacturers to receive shipments of Rockley’s VitalSpex Pro technology, which is expected to enable the non-invasive measurement of alcohol, glucose, and lactate from a wrist-worn device.

Guidance:

•Revised 2022 Revenue Guidance – The Company expects to generate core product revenue of $5 - $10 million. While opportunities to monetize its datacom platform remain, Rockley has removed all revenue from datacom platform monetization in its revised guidance for 2022. Expenses related to the datacom asset have been eliminated, and the impact of datacom and other expense reductions is expected to be cash flow neutral.

•2023 Revenue Guidance – Previous information provided for 2023 is not reflective of management’s current views of 2023 as the Company continues to evolve its business and financial model. The Company intends to provide its 2023 revenue guidance in the future.

Second Quarter of Fiscal Year 2022 Financial Highlights:

(in millions except per share)	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenue	$1.5	$1.0	$2.2	$2.5	$4.0
Gross profit	$(0.8)	$(2.4)	$(2.4)	$(3.2)	$(4.3)
SG&A expense	$21.2	$10.9	$6.7	$32.1	$14.0
R&D expense	$26.3	$24.8	$17.6	$51.1	$33.5
Net loss	$(121.8)	$(41.8)	$(30.6)	$(163.6)	$(95.3)
Net loss per share	$(0.94)	$(0.33)	$(0.36)	$(1.27)	$(1.13)
Cash, cash equivalents, and investments at period end	$46.6	$36.4	$35.4	$46.6	$35.4
Cash used in operations	$(41.2)	$(38.8)	$(29.6)	$(80.0)	$(54.5)

Non-GAAP Financial Highlights:

SG&A expense	$9.0	$9.5	$5.8	$18.6	$11.3
R&D expense	$23.1	$21.2	$15.7	$44.3	$30.1
Net loss	$(106.3)	$(36.2)	$(27.4)	$(142.6)	$(88.6)
Net loss per share	$(0.82)	$(0.28)	$(0.33)	$(1.11)	$(1.05)
Adjusted EBITDA	$(36.3)	$(34.0)	$(23.4)	$(70.3)	$(44.8)
A reconciliation of GAAP financial measures to non-GAAP financial measures is included in the financial statement tables included in this press release. For more information regarding the non-GAAP financial measures discussed in this press release, please see "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures" below.

Conference Call Information
Rockley will host a conference call and webcast to discuss the second quarter results at 5:00 p.m. Eastern Time today, August 11, 2022. The live audio webcast along with accompanying presentation materials will be accessible on the Company’s Investor Relations website at investors.rockleyphotonics.com.

The U.S. dial-in for the call is 866-682-6100 or +1 404-267-0373 for international callers. Please reference access code 13731648. A replay of the conference call will be available until September 10, 2022, at 11:59 p.m. Eastern Time, while an archived version of the webcast will be available on Rockley’s Investor Relations website for one year. The U.S. dial-in for the conference call replay is 877-660-6853 or +1 201-612-7415. The replay access code is 13731648.

Disclosure Information
In compliance with disclosure obligations under Regulation FD, Rockley announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission, press releases, public conference calls and webcasts, as well as the investor relations website.

About Rockley
A global leader in photonics-based health monitoring and communications solutions, Rockley is developing a comprehensive range of photonic integrated circuits and associated modules, sensors, and full-stack solutions. From next-generation sensing platforms specifically designed for mobile health monitoring and machine vision to high-speed, high-volume solutions for data communications, Rockley is laying the foundation for a new generation of applications across multiple industries. Rockley believes that photonics will eventually become as pervasive as micro-electronics, and it has developed a platform with the power and flexibility needed to address both mass markets and a wide variety of vertical applications.

Formed in 2013, Rockley is uniquely positioned to support hyper-scale manufacturing and address a multitude of high-volume markets. Rockley has partnered with numerous Tier-1 customers across a diverse range of industries to deliver the complex optical systems required to bring transformational products to market.
To learn more about Rockley, visit rockleyphotonics.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release that are not historical facts constitute “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Rockley’s future expectations, beliefs, plans, objectives, and assumptions regarding future events or performance. The words “anticipate,” “believe,” “continue,” “could,” “develop,” “enable,” “estimate,” “eventual,” “expect,” “future,” “intend,” “may,” “might,” “opportunity,” “outlook,” “plan,” “possible,” “position,” “potential,” “predict,” “project,” “revolutionize,” “seem,” “should,” “trend,” “will,” “would” and other terms that predict or indicate future events, trends, or expectations, and similar expressions or the negative of such expressions may identify forward-looking statements, but the absence of these words or terms does not mean that a statement is not forward-looking. Forward-looking statements in this press release include, but are not limited to, statements regarding the following: (a) the expectation that Rockley will reach many milestones in the coming months; (b) the timing for achieving the goal of having Rockley’s biosensing solutions available to its customers in volume; (c) the value creation opportunities ahead for Rockley; (d) Rockley’s commitment to reducing its operating costs and conserving cash; (e) the expected timing for shipping Bioptx Baseline Band to customers and timing of volume production; (f) anticipated benefits and features of Rockley’s products and partnership agreements; (g) the anticipated benefits of being added to the Russell 3000® Index; and (h) anticipated financial results, including expected revenue for 2022.

Forward-looking statements are subject to several risks and uncertainties (many of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the Company’s ability to achieve commercial production of its products and technology, including in a timely and cost-effective manner; (ii) the Company’s ability to achieve customer design wins, convert memoranda of understanding and development contracts into production contracts, and achieve customer acceptance of its products and technology; (iii) risks related to purchase orders, including the lack of long-term purchase commitments, the cancellation, reduction, delay, or other changes in customer purchase orders, and if and to the extent customers seek to enter into licensing arrangements in lieu of purchases; (iv) the Company’s history of losses and need for additional capital and its ability to access additional financing to support its operations and execute on its business plan, as well as the risks associated with any future financings; (v) legal and regulatory risks, including those related to its products and technology and any threatened or actual litigation; (vi) risks associated with its fabless manufacturing model and dependency on third-party suppliers; (vii) the Company’s reliance on a few significant customers for a majority of its revenue and its ability to expand and diversify its customer base; (viii) the Company’s financial performance; (ix) the impacts of COVID-19 on the Company, its customers and suppliers, its target markets, and the economy; (x) the Company’s ability to successfully manage growth and its operations as a public company; (xi) fluctuations in the Company’s stock price and the Company’s ability to maintain the listing of its ordinary shares on the NYSE; (xii) the Company’s ability to anticipate and respond to industry trends and customer requirements; (xiii) changes in the Company’s current and future target markets; (xiv) intellectual property risks; (xv) the Company’s ability to compete successfully; (xvi) market opportunity and market demand for, and acceptance of, the Company’s products and technology, as well as the customer products into which the Company’s products and technology are incorporated; (xvii) risks related to international operations; (xviii) risks related to cybersecurity, privacy, and infrastructure; (xix) risks related to financial and accounting matters; (xx) general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; (xxi) risks related to the Company’s debt arrangements, restrictions on the Company’s operations contained in those debt arrangements and compliance with the terms thereof; (xxii) changes adversely affecting the businesses or markets in which the Company is engaged; and (xxiii) risks related to the Company’s backlog, including the risk that backlog may not translate into future revenue, as well as other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended 2021, and in other documents the Company files with the Securities and Exchange Commission in the future. The forward-looking statements contained in this press release are based on various assumptions, whether or not identified in this press release, and on the Company’s current expectations, beliefs, and assumptions and are not predictions of actual performance. If any of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may differ materially from those discussed in or implied by these forward-looking statements. There can be no assurance that future developments affecting the Company will be those that have been anticipated. These forward-looking statements speak only as of the date hereof and the Company does not intend to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

###

Second Quarter 2022 Financial Results

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Statements of Operations
(Unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Revenue	$1,505	$962	$2,195	$2,467	$3,966
Cost of revenue	2,292	3,395	4,549	5,687	8,283
Gross profit	(787)	(2,433)	(2,354)	(3,220)	(4,317)
Operating expenses:
Selling, general, and administrative expenses	21,166	10,938	6,715	32,104	14,020
Research and development expenses	26,299	24,802	17,551	51,101	33,531
Total operating expenses	47,465	35,740	24,266	83,205	47,551
Loss from operations	(48,252)	(38,173)	(26,620)	(86,425)	(51,868)
Other income (expense):
Other expense	(155)	(14)	2,860	(169)	2,860
Interest expense, net	(4,514)	(2,653)	(179)	(7,167)	(326)
Gain (loss) on equity method investment	(169)	207	(597)	38	(760)
Change in fair value of debt instruments	(47,579)	—	(6,008)	(47,579)	(45,661)
Change in fair value of warrant liabilities	(18,219)	211	—	(18,008)	—
(Loss) gain on foreign currency	(3,417)	(1,228)	97	(4,645)	631
Total other income (expense)	(74,053)	(3,477)	(3,827)	(77,530)	(43,256)
Loss before income taxes	(122,305)	(41,650)	(30,447)	(163,955)	(95,124)
Provision for income tax (benefit)	(468)	131	110	(337)	210
Net loss	$(121,837)	$(41,781)	$(30,557)	$(163,618)	$(95,334)

Net loss per share:
Basic and diluted	$(0.94)	$(0.33)	$(0.36)	$(1.27)	$(1.13)

Weighted-average shares outstanding:
Basic and diluted	129,341,861	128,443,050	84,247,703	128,894,938	84,066,648

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Balance Sheets
(Unaudited and in thousands, except share amounts and par value)

	June 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$38,772	$36,786
Short-term investments	7,826	26,965
Accounts receivable, net of allowance of $0 and $302 as of June 30, 2022 and December 31, 2021, respectively	1,466	1,359
Other receivables, net of allowance of $0 and $141 as of June 30, 2022 and December 31, 2021, respectively	48,127	47,462
Prepaid expenses and other current assets	6,259	6,802
Total current assets	102,450	119,374
Long-term investments	—	17,659
Property and equipment, net	10,161	10,187
Equity method investment	5,060	4,879
Intangible assets, net	3,048	3,048
Other non-current assets	8,191	7,683
Total assets	$128,910	$162,830

Liabilities and Shareholders’ Equity (Deficit)
Current liabilities
Trade payables	$8,730	$6,882
Accrued expenses	15,730	17,360
Debt, current portion	—	26,312
Other current liabilities	1,577	1,238
Total current liabilities	26,037	51,792
Long-term debt, net of current portion	97,561	—
Warrant liabilities	52,189	3,477
Other long-term liabilities	3,588	3,743
Total liabilities	179,375	59,012

Shareholders’ equity (deficit)
Ordinary shares, $0.000004 par value; 12,443,961,038 and 12,417,500,000 authorized as of June 30, 2022 and December 31, 2021, respectively; 129,917,925 and 127,860,639 issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	—	—
Additional paid-in-capital	514,225	504,714
Accumulated other comprehensive loss	(176)	—
Accumulated deficit	(564,514)	(400,896)
Total shareholders’ equity (deficit)	(50,465)	103,818
Total liabilities and shareholders’ equity (deficit)	$128,910	$162,830

ROCKLEY PHOTONICS HOLDINGS LIMITED
Condensed Consolidated Statements of Cash Flows
(Unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Cash flows from operating activities:
Net loss	$(121,837)	$(41,781)	$(30,557)	$(163,618)	$(95,334)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,581	1,504	1,069	3,085	1,999
(Reversal) bad debt expense	—	(141)	—	(141)	377
Accretion of marketable securities to redemption value	(35)	(74)	—	(109)	—
Net realized loss on sale of marketable securities	(155)	(13)	—	(168)	—
Stock-based compensation	3,948	4,029	1,976	7,977	3,701
Change in equity-method investment	153	(334)	604	(181)	491
Change in fair value of debt instrument	47,579	—	6,008	47,579	45,661
Change in fair value of warrant liabilities	18,219	(211)	—	18,008	—
Forgiveness of Paycheck Protection Program loan	—	—	(2,860)	—	(2,860)
Non-cash interest on convertible loan notes	484	—	—	484	—
Changes in operating assets and liabilities:
Accounts receivable	(636)	529	(106)	(107)	2,137
Other receivables	1,122	(1,646)	(2,644)	(524)	(5,013)
Prepaid expenses and other current assets	490	53	(63)	543	(5,769)
Other non-current assets	(557)	49	(236)	(508)	(1,733)
Trade payables	4,542	(2,805)	(2,102)	1,737	(130)
Accrued expenses	3,564	2,223	(441)	5,787	402
Other current and long-term liabilities	359	(175)	(206)	184	1,614
Net cash used in operating activities	(41,179)	(38,793)	(29,558)	(79,972)	(54,457)
Cash flows from investing activities:
Purchase of property and equipment	(1,935)	(1,010)	(2,109)	(2,945)	(2,822)
Purchase of marketable securities	—	—	—	—	—
Proceeds from sale and maturities of marketable securities	16,996	19,903	—	36,899	—
Purchase of asset acquisition	—	—	(500)	—	(500)
Net cash provided by (used in) investing activities	15,061	18,893	(2,609)	33,954	(3,322)
Cash flows from financing activities:
Proceeds from convertible loan notes	80,685	—	—	80,685	76,723
Principal payments on long-term debt	(21,316)	(4,995)	—	(26,311)	—
Proceeds from exercise of options	516	579	146	1,095	283
Proceeds from exercise of warrants	—	—	233	—	233

	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Proceeds from issuance of warrants	—	—	—	—	263
Debt issuance costs incurred	—	—	(2,416)	—	(3,556)
Transaction costs	(6,858)	(248)	—	(7,106)	—
Withheld taxes paid on behalf of employees on net settled stock-based awards	—	(359)	—	(359)	—
Net cash (used in) provided by financing activities	53,027	(5,023)	(2,037)	48,004	73,946
Net (decrease) increase in cash and cash equivalents	26,909	(24,923)	(34,204)	1,986	16,167
Cash and cash equivalents:
Beginning of period	11,863	36,786	69,599	36,786	19,228
End of period	$38,772	$11,863	$35,395	$38,772	$35,395

Use of Non-GAAP Financial Measures
In addition to financial information presented in accordance with GAAP, this press release includes certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States, including: non-GAAP SG&A, non-GAAP R&D, non-GAAP net loss, non-GAAP net loss per share, and adjusted EBITDA, each of which is a non-GAAP financial measure. The Company defines non-GAAP SG&A as GAAP SG&A other than stock-based compensation, non-capitalized transaction costs and forgiveness of PPP loan, and non-GAAP R&D as GAAP R&D other than stock-based compensation. The Company defines non-GAAP net loss as net loss other than the non-GAAP cost of revenue adjustment, non-GAAP SG&A adjustment, and non-GAAP R&D adjustment (in each case as described above), and defines non-GAAP net loss per share as net loss other than non-GAAP adjustments noted above divided by weighted shares outstanding. The Company defined adjusted EBITDA as net loss before interest expense, taxes, depreciation and amortization, stock-based compensation, change in fair value of debt instruments and warrants, and non-capitalized transaction costs as the Company believes they are not indicative of its core operating performance. As noted below, none of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. The Company uses these non-GAAP measures to help assess its operating performance and operating leverage in its business, analyze its financial results, establish operational goals, develop operating budgets, and make strategic decisions. The Company also believes that the presentation of these non-GAAP financial measures provides an additional tool for investors to use in comparing its core business and results of operations over multiple periods with other companies in its industry, many of which present similar non-GAAP financial measures to investors, and to help analyze the Company’s cash performance.
Other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies. Further, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. Accordingly, these non-GAAP financial measures should be considered as supplemental in nature, should not be considered as the sole measure of the Company’s performance, and are not intended to be construed, and should not be considered, in isolation from, or as a substitute for, the comparable or related financial information calculated in accordance with GAAP.

Adjusted EBITDA (unaudited, in thousands):	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net Loss	$(121,837)	$(41,781)	$(30,557)	$(163,618)	$(95,334)
Interest expense, net	4,514	2,653	179	7,167	326
Provision for income tax (benefit)	(468)	131	110	(337)	210
Depreciation and amortization	1,581	1,504	1,069	3,085	1,999
EBITDA	(116,210)	(37,493)	(29,199)	(153,703)	(92,799)
Non-capitalized transaction costs*	9,988	—	79	9,988	1,040
Stock-based compensation	3,948	4,029	1,976	7,977	3,701
Change in equity method investment	153	(334)	604	(181)	491
Change in fair value of debt instruments	47,579	—	6,008	47,579	45,661
Change in fair value of warrant liabilities	18,219	(211)	—	18,008	—
Forgiveness of PPP Loan	—	—	(2,860)	—	(2,860)
Adjusted EBITDA	$(36,323)	$(34,009)	$(23,392)	$(70,332)	$(44,766)

Non-GAAP Net Income (unaudited, in thousands):	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Net Loss	$(121,837)	$(41,781)	$(30,557)	$(163,618)	$(95,334)
Cost of revenue adjustment	166	508	363	675	631
Selling, general and administrative adjustment	12,133	1,410	945	13,543	2,692
Research and development adjustment	3,218	3,615	1,816	6,832	3,417
Non-GAAP Net Loss	$(106,320)	$(36,248)	$(27,433)	$(142,568)	$(88,594)

Non-GAAP net loss per share:
Basic and diluted	$(0.82)	$(0.28)	$(0.33)	$(1.11)	$(1.05)

Weighted-average shares outstanding:
Basic and diluted	129,341,861	128,443,050	84,247,703	128,894,938	84,066,648

Non-GAAP - Cost of Revenue (unaudited, in thousands):	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Cost of revenue	$2,292	$3,395	$4,549	$5,687	$8,283
Adjustments:
Stock-based compensation	166	508	363	675	631
Non-GAAP Cost of revenue	$2,126	$2,887	$4,186	$5,012	$7,652

Non-GAAP - Selling, General and Administrative Expenses (unaudited, in thousands):	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Selling, general, and administrative expenses	$21,166	$10,938	$6,715	$32,104	$14,020
Adjustments:
Depreciation and amortization	570	561	424	1,131	801
Stock-based compensation	1,575	849	442	2,424	851
Non-capitalized transaction costs*	9,988	—	79	9,988	1,040
Non-GAAP selling, general and administrative expenses	$9,033	$9,528	$5,770	$18,561	$11,328

Non-GAAP - Research and Development Expenses (unaudited, in thousands):	Three Months Ended			Six Months Ended
	June 30, 2022	March 31, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Research and development expenses	$26,299	$24,802	$17,551	$51,101	$33,531
Adjustments:
Depreciation and amortization	1,011	943	645	1,954	1,198
Stock-based compensation	2,207	2,672	1,171	4,878	2,219
Non-GAAP research and development expenses	$23,081	$21,187	$15,735	$44,269	$30,114

*Non-capitalized transaction costs include non-recurring expense related to the issuance of convertible loan notes in 2022, 2021 and the Business Combination.